Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,601,095.50
Previously Paid Amount	0.00
Total Fee Amount	773.51
Total Offset Amount	0.00
Net Fee	$ 773.51